Income Tax Expense Differed from Amounts Computed by Applying Statutory U.S. Federal Income Tax Rate to Income before Income Taxes, Noncontrolling Interest and Equity in Income of Equity Investments (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of Provision of Income Taxes [Line Items]
Computed "expected" income tax expense	$ 124,572	$ 124,199	$ 110,793
International tax rate differential	3,228	2,781	1,831
State income tax expense, net of federal income tax effect	3,495	2,143	3,164
Increase in valuation allowance	549	193	3,773
Tax credits	(6,148)	(3,762)	(9,044)
Deduction for domestic production activities	(8,225)	(5,727)	(5,524)
Permanent differences and other, net	(5,102)	(4,725)	(2,396)
Total income tax expense	$ 112,369	$ 115,102	$ 102,597